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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) MAY 20, 2002


                              THE HERTZ CORPORATION
             (Exact name of registrant as specified in its charter)



                Delaware                  1-7541               13-1938568
 --------------------------------     ------------------    ------------------
 (State or other jurisdiction of       (Commission          (I.R.S. Employer
      incorporation)                    File Number)        Identification No.)


 225 Brae Boulevard, Park Ridge, New Jersey                    07656-0713
 ------------------------------------------                     ----------
      (Address of principal executive offices)                  (Zip Code)


 Registrant's telephone number, including area code (201) 307-2000
                                                    --------------


                                 Not Applicable
             -------------------------------------------------------
         (Former name or former address, if changed since last report.)


                                Page 1 of 3 pages.
                        The Exhibit Index is on page 3.
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

The exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-57138) filed by The Hertz Corporation ("Hertz"), with the Securities and Exchange Commission covering debt securities issuable under an indenture dated as of March 16, 2001, between Hertz and The Bank of New York, as Trustee (the "Indenture"). On May 20, 2002, Hertz offered for sale $800,000,000 principal amount of 7 5/8% Notes due June 1, 2012, to be issued under the Indenture (the "Notes"). The exhibits filed herewith include the Underwriting Agreement Basic Provisions dated May 20, 2002, the form of such Notes, and the consent of independent accountants.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                  (1)      Underwriting Agreement Basic Provisions dated May 20,
                           2002.

                  (4)      Form of 7 5/8% Note due June 1, 2012.


                 (23)     Consent of Independent Accountants.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE HERTZ CORPORATION
                                        (Registrant)



                                        By:  /s/ Richard J. Foti
                                        -------------------------
                                        Richard J. Foti
                                        Staff Vice President and Controller
                                        (Principal Accounting Officer)

Dated:  May 28, 2002



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                                  EXHIBIT INDEX
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Exhibit No.                    Description                                Page
-----------                    -----------                                ----
   (1)              Underwriting Agreement Basic Provisions dated
                    May 20, 2002.

   (4)              Form of 7 5/8% Note due June 1, 2012.


  (23)              Consent of Independent Accountants.


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